As filed with the Securities and Exchange Commission on December 20, 2012

Filed Pursuant to Rule 485(a)

Registration No. 33-19229; 811-5430

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 115	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 113	☒

(Check appropriate box or boxes)

SSgA FUNDS

(Exact Name of Registrant as Specified in Charter)

One Lincoln Street

Boston, Massachusetts 02111-2900

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 664-7037

Copies to:

Joshua A. Weinberg	Philip H. Newman, Esq.
Vice President and Counsel	Goodwin Procter LLP
SSgA Funds Management, Inc.	Exchange Place
One Lincoln Street	Boston, Massachusetts 02109
Boston, Massachusetts 02111-2900
Name and Address of Agent for Service:

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective under Rule 485:

☐	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☒	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filed pursuant to Rule 485(a)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

www.ssgafunds.com

PROSPECTUS

                         , 2013

SSgA CLARION REAL ESTATE

FUND

(TICKER SYMBOL: SSREX)

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this Prospectus is accurate and complete. Any representation to the contrary is a criminal offense.

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SSGA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

INVESTMENT OBJECTIVE

SSgA Clarion Real Estate Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers and/or Expense Reimbursements	(0.32	)% *
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.00	%*

*	The fund’s investment advisor is contractually obligated until [ ] to waive its management fee and to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund’s operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$102	$387	$693	$1,562

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SSgA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

During the most recent fiscal year, the fund’s turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Clarion Real Estate Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer. The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different industry types and regions based on the fundamental research of the fund’s advisor. The fund invests with a relatively long-term horizon.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies. The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund’s investment advisor, in order to manage its cash. The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

•	Risks Common to Funds Investing Principally in Equity Securities.

•

Market, Industry and Specific Holdings — The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•	Liquidity Risk — The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•

Non-Diversified Investments. To the extent the fund’s investments are weighted heavily in the securities of one or a few issuers, developments affecting those issuers are likely to have a greater impact on the fund’s share price.

•

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including REITs, are subject to many of the risks associated with direct ownership of real estate, and may be affected by changes in general and local economic conditions and lack of diversification.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

PERFORMANCE

The following bar chart shows how the fund’s performance has varied from year to year, and the table immediately below the chart shows the performance of the fund over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund’s performance to the performance of a broad-based securities market index. The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund’s past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

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SSgA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

Total Return
2003	31.80%
2004	37.40%
2005	14.20%
2006	36.03%
2007	-14.93%
2008	-41.67%
2009	21.74%
2010	25.11%
2011	10.16%
2012	%

Highest Quarterly Results (2002-2012)	Lowest Quarterly Results (2002-2012)	Year-to-Date Ended
September 30, 2009: 30.54%	December 31, 2008: (41.84)%	December 31, 2012: _____%

Average Annual Total Returns

for the Periods Ending December 31, 2012:

SSgA Clarion Real Estate Fund	1 Year*	5 Years*	10 Years*
Return Before Taxes	10.16%	(3.60)%	9.58%
Return After Taxes on Distributions	9.61%	(5.34)%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	6.58%	(3.55)%	7.67%

Dow Jones U.S. Select REIT® Index (reflects no deduction for fees, expenses or taxes)	9.24%	(1.96)%	10.16%

*	The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the investment advisor to the fund.

Effective January 1, 2013, CBRE Clarion Securities LLC (“Clarion”) serves as the sub-advisor to the fund, pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Advisor and Clarion. The Interim Sub-Advisory Agreement will remain in effect for a limited duration pending shareholder approval of a new subadvisory agreement between the Advisor and Clarion.

Effective January 1, 2013, T. Ritson Ferguson and Joseph P. Smith serve as portfolio managers of the fund.

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SSgA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

To establish an account

All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the funds (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.

Written Requests and Wire Transfers. You may purchase or redeem fund shares by written request or wire transfer.

Written requests should be sent to:

Regular mail	Registered, Express, Certified Mail
SSgA Funds P.O. Box 8317 Boston, Massachusetts 02266-8317	SSgA Funds 30 Dan Road Canton, Massachusetts 02021

For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Through Brokers, Banks and Other Financial Intermediaries. If you wish to purchase, exchange or redeem fund shares through a broker, bank or other financial intermediary, please contact that broker, bank or financial intermediary directly.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker, bank or other financial intermediary, the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

SSgA Clarion Real Esatate Fund seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts.

There is no guarantee that the fund will achieve its objective. The fund’s objective may be changed without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

Principal Investment Strategies

SSgA Clarion Real Estate Fund invests at least 80% of its net assets (plus borrowings, if any) in real estate investment trusts, or REITs. A REIT is a trust or similar entity that primarily invests in or operates real estate or companies involved in the real estate industry. REITs may not have diversified holdings. The fund is non-diversified, that is, compared with other funds, the fund may invest a greater percentage of its assets in a particular issuer.

The fund attempts to meet its objective through the active selection of REITs, primarily from those securities in the Dow Jones U.S. Select REIT® Index, and across different types (for example, REITs that specialize in healthcare facilities, office properties or residential rental properties) and regions based on the fundamental research of the fund’s investment subadvisor. The fund invests with a relatively long-term horizon, and attempts to minimize turnover, while focusing on relative valuations, balance sheet strength and high growth rates.

In addition to REIT securities, the fund may invest up to 20% of its assets in non-REIT real estate securities, as well as equity and fixed income securities of non-real estate companies.

For additional investment strategies pursued by the fund, see “Investment Strategies Common to the SSgA Funds.”

Principal Risks

Investing in this fund may involve more risks, and consequently, the fund may have a more volatile share price than a fund investing primarily in a diversified portfolio of equity securities of large, established U.S. corporations.

Generally. The fund invests principally in equity securities, albeit equity securities relating to investments in real estate. As a result, the principal risks of investing in the fund are those risks that are common to most equity funds and are described in “Risks Common to Funds Investing Principally in Equity Securities,” below.

In addition, the fund is subject to the following risks:

Non-Diversified Investments. As a non-diversified fund, the fund may be more volatile than other funds. The fund may invest a larger percentage of its assets in securities of one or several issuers than a diversified fund, and thus, the performance of those issuers may have a substantial impact on the fund’s share price.

Real Estate Securities. The fund’s investments in companies that hold or manage real estate, including real estate investment trust (or REITs) are subject to many of the risks associated with direct ownership of real estate. The value of real estate (and real estate securities) may be affected by changes in general and local economic conditions, increases in property taxes and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks. Many REITs do not have diversified holdings, making them more sensitive to changes in specific real estate markets.

INVESTMENT STRATEGIES COMMON TO THE SSgA FUNDS

Securities Lending. To earn additional income, a fund may lend its securities to brokers, dealers and other institutional investors in an amount not to exceed one third (33-1/3%) of the value of its total assets via a securities lending program through the securities lending agent, State Street Bank and Trust Company, an affiliate of the fund’s investment advisor. When the fund lends its securities, it typically receives back collateral in the form of cash or high quality securities. Cash collateral typically is invested by the fund in a money market fund managed by the fund’s investment advisor or one of its affiliates, with the fund splitting the income received from the money

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SSgA CLARION REAL ESTATE FUND	FUND SUMMARY	TICKER SYMBOL: SSREX

market fund with the securities lending agent, an affiliate of the fund’s investment advisor. Collateral in the form of securities typically is held by the fund’s custodian, and the fund receives a premium for loaning its securities. That premium also is split with the securities lending agent. The fund returns the collateral when its lent securities are returned, or, in the event the lent securities are not returned, the collateral is retained or sold by the fund to compensate it for its loss.

Should a borrower of securities fail financially, a fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a fund that accepts cash collateral also will bear the risk of any decline in value of securities acquired with cash collateral, including shares of money market funds that intend to maintain a stable share price.

Cash Management. Some of the assets of a fund generally are cash or cash equivalent instruments, including money market funds managed by the fund’s investment advisor or one of its affiliates. Such cash and cash equivalent instruments are used by the fund to satisfy anticipated redemptions of fund shares, or they represent the proceeds from the sale of fund assets. Except when the fund employs temporary defensive positions or anticipates significant fund redemptions, it is not the policy of the fund to maintain a significant portion of its assets as cash or cash equivalent instruments.

Temporary Defensive Positions. From time to time, a fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the fund may not achieve its investment objective.

RISKS COMMON TO FUNDS INVESTING PRINCIPALLY IN EQUITY SECURITIES

The following are risks that are common to most equity funds, including the fund:

Market, Industry and Specific Holdings. The share price of a fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments. The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Liquidity. Adverse market or economic conditions may result in limited or no trading market for certain securities held by a fund. Under these conditions it may be difficult for the fund to determine the market price or, alternatively, fair value, of those securities if the fund must sell those securities on short notice, such as to meet redemption requests from fund shareholders.

PORTFOLIO HOLDINGS

Information about the fund’s 10 largest holdings generally is posted on the SSgA Funds’ website, www.ssgafunds.com, within 30 days following the end of each month. Additional information is included in the SSgA Funds’ periodic filings with the Securities and Exchange Commission. Those reports are available free of charge on the Securities and Exchange Commission’s EDGAR database or the Securities and Exchange Commission’s website at www.sec.gov. A description of the SSgA Funds’ policies with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information and on the SSgA Funds’ website at www.ssgafunds.com.

FUND MANAGEMENT

INVESTMENT ADVISOR

SSgA Funds’ Investment Advisor. SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the investment advisor to the fund and as such, directs the management of the fund’s investment portfolio as well as its business affairs. As of October 31, 2012, SSgA FM had assets under management of over $263.6 billion. SSgA FM is a subsidiary of State Street Corporation (“State Street Corp.”), and together with other subsidiaries, comprise State Street Global Advisors (“SSgA”), the investment management arm of State Street Corp.

SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East, and as of October 31, 2012, has over $2.0 trillion under management.

Investment Subadvisor to SSgA Clarion Real Estate Fund. Effective January 1, 2013, CBRE Clarion Securities LLC (“Clarion”), 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as the investment subadvisor to SSgA FM with respect to SSgA Clarion Real Estate Fund, and as such directs the management of the fund’s investment portfolio. With respect to SSgA Clarion Real Estate Fund, SSgA FM provides reporting, operational and compliance services, as well as general oversight of the fund’s investment subadvisor. Clarion is a registered investment advisory firm and specializes in managing portfolios of real estate securities for institutional clients. Clarion manages client portfolios on a fully discretionary basis for a variety of investment objectives across several types of investment mandates. Generally, Clarion manages client accounts according to three primary investment objectives: total return, income and absolute return. The firm’s investment mandates are also defined by their geographic focus, such as Global, U.S., International (ex U.S.), Asia Pacific, and European. As of September 30, 2012, Clarion managed approximately $22 billion in a variety of investment strategies and with different products (e.g., mutual funds, variable annuities, and multi-manager funds).

INVESTMENT MANAGEMENT FEES

The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Advisor.

For its services as the Advisor, the fund pays an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets (see the table below). For the fiscal year ended August 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements, is shown below:

SSgA Fund	Annual Management Fee (% of Average Daily Net Assets):
	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
SSgA Clarion Real Estate Fund	0.65%	0.33%

A discussion of the basis for the Board of Trustees of the SSgA Funds approval of the investment advisory agreement is contained in the SSgA Funds’ Annual Report to shareholders for the fiscal year ended August 31, 2012.

PORTFOLIO MANAGEMENT

The fund is managed by a team of investment professionals. SSgA FM uses a team approach to encourage the flow of investment ideas. The portfolio management team is overseen by the SSgA Investment Committee. The table below shows the investment experience of the portfolio managers for the fund. The fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the SSgA Funds that they manage.

SSgA Fund	Portfolio Manager(s)	Experience
SSgA Clarion Real Estate Fund	T. Ritson Ferguson	Investment professional with over 26 years of real estate investment management experience.

	Jospeph P. Smith	Investment professional with over 22 years of real estate invstement management experience.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of shares of the fund is based on the net asset value (“NAV”) of the fund and the method or methods used to value fund assets. Share prices are determined each day that the New York Stock Exchange is open for regular trading as of the close of the New York Stock Exchange (ordinarily 4 p.m.). The value of individual instruments held by the fund generally are valued at:

•	Market value (generally determined at the closing time of the market on which they are traded);

•	Fair value (when market quotations are not readily available or subsequent events suggest the market quotation no longer is reliable); and

•	Amortized cost (for debt securities maturing within 60 days).

PURCHASE OF FUND SHARES

The SSgA Funds and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the SSgA Funds. If the SSgA Funds believe that it has uncovered criminal activity, the SSgA Funds and their service providers may close your account and take any action they deem reasonable or required by law. The SSgA Funds reserve the right to reject any purchase order.

INVESTING IN SSgA FUND SHARES

This section of the prospectus explains the basics of doing business with the SSgA Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of SSgA Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The SSgA Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges set forth herein will be preceded by 60 days’ advance notice to shareholders. Please call or check online for current information. Requests for transactions in the SSgA Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and is deemed satisfied when all applicable documents are received in such accurate and complete form, i.e., a signed application, medallion-guaranteed documents, and, for a purchase request, the check or wired funds have cleared.

PURCHASING SHARES

The SSgA Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account. Investment minimums may differ for certain categories of investors.

Minimum Purchase Amounts

Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in the fund.

Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.

How to Initiate a Purchase Request

If you currently do not have an account with the SSgA Funds and you would like to establish a new account, you must submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the SSgA Funds, such as Automatic Investment Plan and withdrawals, and check-writing on money market funds, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a financial intermediary, such as a bank or broker, the financial intermediary should have the documents that you will need.

Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the SSgA Funds. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Telephone. You may call the SSgA Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the SSgA Funds to request a purchase of shares. See Contacting the SSgA Funds.

Opening Accounts and Purchasing By Mail. You may send the SSgA Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the SSgA Funds to make an exchange. For the SSgA Funds’ addresses, see Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

How to Pay for a Purchase

By Wire. Please call the SSgA Funds for instructions and policies on purchasing shares by wire. See Contacting the SSgA Funds. All wires should be in U.S. dollars and immediately available funds.

By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “SSgA Funds” and include the appropriate fund name and account number (e.g, “SSgA Clarion Real Estate Fund—a/c #xxx”) in the memo section of the check.

By Exchange. You may purchase shares of an SSgA Fund, provided the Funds’ minimum investment is met, using the proceeds from the simultaneous redemption of shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares.

In-Kind Purchase of SSgA Fund Shares. The SSgA Funds may permit you to purchase SSgA Fund shares through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact the SSgA Funds for more information, including additional restrictions. See Contacting the SSgA Funds.

Trade Dates-Purchases

The trade date for any purchase request received in good order will depend on the day and time the SSgA Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each SSgA Fund’s NAV is calculated only on business days, that is, those days that the New York Stock Exchange (NYSE) is open for regular trading.

For Purchases by Check, Exchange or Wire. If the purchase request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.

If your purchase request is not in good order, it may be rejected.

For further information about purchase transactions, consult our website at www.ssgafunds.com or see Contacting the SSgA Funds.

Other Purchase Policies You Should Know

Check Purchases. All checks used to purchase SSgA Fund shares must be drawn on a U.S. bank and in U.S. dollars. The SSgA Funds will not accept any third-party check used for an initial purchase of fund shares, or any check drawn on a credit card account for any purpose.

New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the SSgA Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. The SSgA Funds reserve the right to stop selling fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another SSgA Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Purchases Through Pension Plans. If you are purchasing SSgA Fund shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.

REDEEMING SHARES

By Telephone. You may call the SSgA Funds to request a redemption of shares. See Contacting the SSgA Funds.

By Mail. You may send a written request to the SSgA Funds to redeem from a fund account or to make an exchange. See Contacting the SSgA Funds.

Be sure to check Exchanging Shares and Frequent-Trading Limits.

Trade Date-Redemptions

The trade date for any redemption request received in good order will depend on the day and time the SSgA Funds receive your request in good order and the manner in which you are redeeming.

Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

If the redemption request is received in good order by the SSgA Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day’s NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be the next business day.

How to Receive Redemption Proceeds

By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.

By Wire. When redeeming shares of an SSgA Fund, you may instruct the SSgA Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order and the proceeds wire will normally be sent the next day. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The SSgA Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.

By Exchange. You may have the proceeds of an SSgA Fund redemption invested directly into shares of another SSgA Fund of the same class. You may initiate an exchange by telephone, or by mail.

By Check. You may have the proceeds of an SSgA Funds redemption paid by check and sent to the address shown on the SSgA Funds registration record. The SSgA Funds will mail you a redemption check, generally payable to all registered account owners, normally by the next business day of your trade date.

Other Redemption Policies that You Should Know

Redemptions within 15 Days of Purchase. If you purchased SSgA Fund shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the SSgA Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier’s check, certified check or treasurer’s check.

Address Changes. If your address of record has been changed within 30 days of the redemption request, the request must be in writing and bear a medallion guarantee.

Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.

Minimum Account Size. The minimum account size is $500. You will receive 60 days’ notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum may result in the fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the fund’s records.

In-Kind Redemptions. The SSgA Funds may pay any portion of the amount of the redemption proceeds in excess of $15 million by a distribution in kind of readily marketable securities from the portfolio of the SSgA Fund in lieu of cash. You will incur brokerage charges and may incur other fees on the sale of these portfolio securities. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.

Large Redemptions. Requests for redemptions over $50,000 must be in writing and bear a medallion guarantee.

Suspension of Shareholder Redemptions. The SSgA Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than 7 days to the extent permitted by the 1940 Act.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one SSgA Fund to simultaneously purchase shares of a different SSgA Fund. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares. Each exchange request must be for shares of an SSgA Fund and meet the Funds minimum investment amount for a new account or with a value of $100 or more for existing accounts. To exchange into an SSgA Fund you must otherwise be eligible to purchase shares of the fund into which you are exchanging.

If the NYSE is open for trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the SSgA Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days’ advance notice of any modification or termination of the exchange privilege.

Frequent-Trading Limits

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the SSgA Funds. The Funds do not accommodate frequent purchases and redemptions of fund shares by fund shareholders. Excessive Trading into and out of an SSgA Fund may harm the fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all fund shareholders, including long-term investors who do not generate such costs.

The Board of Trustees of the SSgA Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the SSgA Funds reserve the right to reject any exchanges or purchase orders or to suspend redemptions by any shareholder engaging in Excessive Trading activities.

As a means to protect the funds and their shareholders from Excessive Trading:

•

The SSgA Funds’ transfer agent compiles, monitors and reports account-level information on underlying shareholder activity using two proprietary systems, which are implemented on a risk-based approach designed to identify trading that could adversely impact the SSgA Funds;

•

The SSgA Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the SSgA Funds regarding whether the intermediary has adopted and maintains procedures that are reasonably designed to protect the funds against harmful short-term trading; and

•

With respect to SSgA Funds that invest in securities that trade on foreign markets, pursuant to the SSgA Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

Under the Policy, Excessive Trading includes certain “Round Trip” transactions (a purchase or exchange and redemption or exchange within the same SSgA Fund, excluding the SSgA money market funds), and uses the following notification process:

•

If the SSgA Funds discover that an investor or a client of an intermediary has engaged in Excessive Trading, the SSgA Fund’s distributor may send a notice to the account owner or intermediary informing them that the account issued a warning and future Excessive Trading may result in further action including suspension or termination of the account;

•

If the same account engages in another Round Trip following the issuance of a warning, the SSgA Funds’ distributor will instruct SSgA Funds’ transfer agent or intermediary to stop all future purchases on the account for a period of 90 days which will prevent the account from effecting further purchases of the SSgA Fund;

•

At the end of 90 days from the date the Stop Purchase instruction was placed on the account, the Stop Purchase instruction will be removed and the account will be eligible to accept additional purchases; and

•

If, after the Stop Purchase instruction has been removed, the account continues to engage in Excessive Trading, the SSgA Funds’ distributor will take appropriate action, which may include issuing additional alert notices, placing further Stop Trading instruction(s) on the account or directing immediate account closure.

Notwithstanding the foregoing notification process, the SSgA Funds may take any reasonable action that they deem necessary or appropriate in support of the SSgA Funds’ Policy without providing prior notification to the account holder. Such action may include rejecting any purchase, in whole or in part, including, without limitation, by a person whose trading activity in fund shares may be deemed harmful to the SSgA Funds. While the SSgA Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The SSgA Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the funds or its shareholders.

An SSgA Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by these restrictions.

Service Options

Dividend Option. You may set up your SSgA Fund account to reinvest any dividend or capital gains distribution that you receive as a fund shareholder into the same or a different SSgA Fund, or have any dividend or capital gain paid by check, by wire or by check to a special payee.

Automatic Withdrawal Plan-By Check. If your account balance is over $10,000, you may request periodic cash withdrawals automatically be paid to you or any person you designate. No interest will accrue on the amounts represented by the uncashed distributions or redemption checks.

Automatic Withdrawal Plan-By Bank Transfer. You may make automatic withdrawals of $100 or more by completing the appropriate sections of the application. This option allows you to designate future withdrawal dates and amounts as long as your account balance is over $10,000. Proceeds from such withdrawals will be transmitted to the investor’s bank two business days after the trade is placed or executed automatically.

Telephone Redemptions and Exchanges. You may set up your SSgA Fund account so that if you request over the telephone to redeem SSgA Fund shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the SSgA Funds to act on your telephonic instructions to exchange SSgA Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one SSgA Fund to another SSgA Fund.

Automatic Investment Plan. Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking account. Once this option has been established, you may call the SSgA Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it.

Account Transfers

To effect a change in account registration (for example, to add a new joint owner), a shareholder of an SSgA Fund may request to open a new account in the same SSgA Fund (referred to as a “transfer”). To effect a transfer, the SSgA Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the SSgA Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.

Responsibility for Fraud

The SSgA Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the SSgA Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Investing in the SSgA Funds Through a Financial Intermediary

You may purchase or sell shares of most of the SSgA Funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, the SSgA Funds reserve the right, without notice, to:

•	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

•	Accept initial purchases by telephone;

•

Freeze any account and/or suspend account services if the SSgA Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

•

Temporarily freeze any account and/or suspend account services upon initial notification to the SSgA Funds of the death of the shareholder until the SSgA Funds receive required documentation in good order;

•	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

•	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the SSgA Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSgA FM management, we reasonably believe they are deemed to be in the best interest of the SSgA Fund.

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare and pay dividends monthly.

Capital gains, if any, are usually distributed in October. Excess dividends and capital gains, if any, generally are distributed in December.

When the fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment. Income dividends and capital gains distributions will be paid in additional shares on the record date unless you have elected to receive them in cash.

Distribution Options. You can choose from four different distribution options as indicated on the application:

•

Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on the application, this option will be automatically assigned.

•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.

•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.

•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSgA Fund.

TAXES

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the fund and its shareholders. The following assumes any fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the fund with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. As the fund invests primarily in debt instruments, it expects that distributions will consist primarily of ordinary income.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 15%, instead of at the ordinary income rate, provided certain requirements are satisfied. The preferential rate for qualified dividend income is scheduled to expire for taxable years beginning after December 31, 2012, and unless Congress acts to change current law, the tax rate on dividends will increase to 39.6% for individual shareholder tax years beginning after December 31, 2012. As the fund invests primarily in debt instruments, it does not expect a significant portion of fund distributions to be derived from qualified dividend income.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by the fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

Selling or exchanging your fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions. The wash sale rules are not applicable with respect to money market fund shares.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from the fund, if any, that are exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of the fund through a financial intermediary, that entity will provide this information to you.

The fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The fund is required to withhold a legally determined portion, currently 28%, of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the fund with the shareholder’s correct taxpayer identification number and certification that the shareholder is not subject to backup withholding in the manner prescribed by the Code and the Treasury Regulations thereunder (as on a Form W-9). The applicable backup withholding tax rate is scheduled to increase to 31% for amounts distributed or paid after December 31, 2012. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in the fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

If you buy shares when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution, which will also reduce the share price of the fund.

Foreign Income Taxes. Investment income received by the SSgA Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle the SSgA Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the SSgA Funds may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the funds. Such a fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a fund, you would be required to include in your gross income both dividends received from the fund and your share of foreign income taxes paid by the fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the funds as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that certain SSgA Funds will qualify to make the Foreign Election; however, such funds cannot be certain that they will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost-basis reporting are included in the Statement of Additional Information.

DISTRIBUTION ARRANGEMENTS

Distribution Plan. The SSgA Funds have adopted a distribution plan (commonly known as a “12b-1 Plan”), under which each SSgA Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the plan to the SSgA Funds’ distributor by an SSgA Fund are not permitted to exceed .25% of the fund’s average annual net assets. Payments to financial intermediaries providing shareholder services to the SSgA Funds are not permitted by the distribution plan to exceed .20% of average annual net assets. Any payments that are required to be made to the SSgA Funds’ distributor or a financial intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the distribution plan is in effect. The SSgA Funds are offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of an SSgA Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority.

Additional Compensation to Financial Intermediaries. SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, out of its own resources and without additional cost to the SSgA Funds or their shareholders, may make additional cash payments, as described below, to financial intermediaries who sell shares of the SSgA Funds. Such payments and compensation may be in addition to the fees paid by the SSgA Funds in accordance with the distribution plan. These additional cash payments generally are made monthly to financial intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to financial intermediaries for inclusion of an SSgA Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the financial intermediary provides shareholder services to fund shareholders. Additional cash payments to financial intermediaries will vary. For more information regarding these arrangements, please see “Distribution and Shareholder Servicing” in the Statement of Additional Information.

From time to time, SSgA FM or the SSgA Funds’ distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of financial intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of financial intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the SSgA Funds as expense reimbursement payments to the SSgA Funds’ distributor under the distribution plan.

Third-Party Transactions. The SSgA Funds have authorized certain financial intermediaries to accept purchase, redemption and exchange orders on the SSgA Funds’ behalf. The financial intermediary is responsible for the timely delivery of any order to the SSgA Funds. Therefore, orders received for an SSgA Fund by a financial intermediary that has been authorized to accept orders on the fund’s behalf (or other intermediaries designated by the intermediary) prior to the time the fund’s share price is determined will be deemed accepted by the fund the same day and will be executed at that day’s closing share price. The SSgA Funds are not responsible for the failure of a financial intermediary to process a transaction for an investor in a timely manner.

If you are purchasing, selling, exchanging or holding SSgA Fund shares through a program of services offered by a financial intermediary, you may be required by the intermediary to pay additional fees. You should contact the intermediary for information concerning what additional fees, if any, may be charged.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial highlights were audited by Deloitte & Touche LLP, whose reports, along with the fund’s financial statements, are included in the annual reports, which are available upon request by calling State Street Global Markets LLC at (800) 647-7327 or on the SSgA Funds’ website at www.ssgafunds.com.

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
SSgA Clarion Real Estate Fund
August 31, 2012	11.07	.21	2.00	2.21	(.17)	—
August 31, 2011	9.49	.14	1.60	1.74	(.16)	—
August 31, 2010	7.48	.21	2.06	2.27	(.26)	—
August 31, 2009	14.00	.28	(5.80)	(5.52)	(.27)	(.73)
August 31, 2008	19.58	.26	(1.31)	(1.05)	(.24)	(4.29)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(.17)	13.11	20.22	62,155	1.00	1.32	1.76	21
(.16)	11.07	18.41	58,135	1.00	1.26	1.29	12
(.26)	9.49	30.77	59,738	1.00	1.31	2.46	36
(1.00)	7.48	(39.82)	75,511	1.00	1.29	3.88	55
(4.53)	14.00	(6.47)	158,284	1.00	1.10	1.73	35

ADDITIONAL INFORMATION ABOUT THE SSgA FUNDS

For more information about the SSgA Funds, the following documents are available without charge:

Annual and Semi-Annual Reports. Additional information about the SSgA Funds’ investments is available in the SSgA Funds’ most recent annual and semi-annual reports to shareholders. In each fund’s annual report (other than reports of money market funds), you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

Statement of Additional Information. The Statement of Additional Information provides more detailed information about the SSgA Funds, including information about the SSgA Funds’ policies with respect to selective disclosure of each fund’s portfolio holdings.

The annual report and the Statement of Additional Information for the fund are incorporated into this Prospectus by reference. You may obtain free copies of the most recent annual report, semi-annual report or the Statement of Additional Information of the fund, and may request other information or make other inquiries, by contacting:

State Street Global Markets LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 997-7327

The Prospectus, Statement of Additional Information and annual and semi-annual reports to shareholders also are available, free of charge, on the SSgA Funds’ website at www.ssgafunds.com.

You may review and copy information about the SSgA Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at (202) 551-8090. Reports and other information about the SSgA Funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds’ SEC File No. 811-05430

SSGATARSTATPRO

Filed pursuant to Rule 485(a)

File Nos. 33-19229; 811-5430

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

www.ssgafunds.com

STATEMENT OF ADDITIONAL INFORMATION

SSgA CLARION REAL ESTATE FUND

                    , 2013

This Statement of Additional Information (“Statement”) is not a Prospectus but should be read in conjunction with the Prospectus. This Statement describes the SSgA Funds generally and provides additional information about the SSgA Clarion Real Estate Fund. To obtain, without charge, the Prospectus or the most recent Annual Report to Shareholders, which contains the financial statements incorporated herein by reference, please call 1-800-647-7327. You may also obtain the Prospectus or Annual Report through the SSgA Funds’ website at www.ssgafunds.com. Capitalized terms used in this Statement and not otherwise defined have the meanings assigned to them in the Prospectus.

HISTORY

The SSgA Funds is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Master Trust Agreement”).

The SSgA Funds is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The SSgA Funds operates distinct investment portfolios referred to individually as a “Fund” or collectively as the “Funds”. SSgA Funds offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Other than SSgA Clarion Real Estate Fund, each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities of any single issuer limited to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSgA Funds Management, Inc. (the “Advisor” or “SSgA FM”) serves as the investment manager of each Fund.

DESCRIPTION OF INVESTMENTS AND RISKS

INVESTMENT STRATEGIES

To the extent consistent with the Funds’ investment objective and restrictions, the Fund may invest in the following instruments and utilize the following investment techniques:

Asset-Backed Securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value.

The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5% of the Fund’s total assets by issuer.

Forward Commitments. A forward commitment is a contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. When a Fund engages in a forward commitment, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

When-Issued Transactions or Delayed Delivery Transactions. New issues of securities are often offered on a when-issued basis or delayed delivery basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment.

A Fund will make commitments to purchase when-issued or delayed-delivery securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.

Securities purchased on a when-issued or delayed delivery basis and held by the Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in a Fund’s net asset value. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price.

When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the transaction will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such the Fund’s obligations.

Illiquid Securities. A Fund may not invest more than 15% of its net assets in illiquid securities or securities that are not readily marketable. These securities include repurchase agreements that have a maturity of longer than seven days, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Other securities considered illiquid are time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days unless the Advisor determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests; floating and variable rate demand obligations; and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Advisor will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Pursuant to guidelines established by the Board of Trustees, the Advisor may determine that Section 4(2) paper is liquid for the purposes of complying with a Fund’s investment restriction relating to investments in illiquid securities.

Equity Swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will minimize this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. The Advisor will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay.

Total Rate of Return Swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Advisor will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the SSgA Funds’ repurchase agreement guidelines.

Interfund Lending. In accordance with an SEC Order, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). The Funds may borrow money from SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

Purchase of Other Investment Company Funds. A Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies. Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a Fund may invest in another investment company may be limited. With respect to investments in other mutual funds, pursuant to an SEC Order, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund -of -funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund -of -funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Convertible Securities. The Funds may hold convertible securities of foreign or domestic issuers if delivered to the Funds in connection with debt securities held by the Funds. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

IPO Holding Risk. IPO holding is the practice of participating in an initial public offering (IPO) with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when the Fund requests to participate in an IPO, there is no guarantee that a Fund will receive an allotment of shares in an IPO sufficient to satisfy a Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. IPO trading is the practice of participating in an initial public offering (IPO) with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase the Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The SSgA Clarion Real Estate Fund does not generally participate in IPOs with the intent of immediately selling the acquired security in the secondary market.

Benchmark Index. SSgA Clarion Real Estate Fund measures its performance against the Dow Jones U.S. Select REIT® Index. The Index is a market capitalization weighted index of publicly traded real estate investment trusts (“REITs”) and is comprised of companies whose charters are the equity ownership and operation of commercial real estate and which operate under the REIT Act of 1960. To be included in the Index, a company must be both an equity owner and operator of commercial and/or residential real estate. Businesses excluded from the Index include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, hybrid REITs, and timber REITs, as well as companies that have more than 25% of their assets in direct mortgage investments. A company must have a minimum total market capitalization of at least $200 million at the time of its inclusion, and at least 75% of the company’s total revenue must be derived from the ownership and operation of real estate assets. The liquidity of the company’s stock must be commensurate with that of other institutionally held real estate securities.

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this Statement may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the over-the-counter (OTC) markets. Although certain risks are involved in options and futures transactions, the Advisor believes that, because a Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use futures to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, futures contracts, and options thereon that are traded on a U.S. exchange or board of trade, as specified in the Prospectuses. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument (such as GNMA certificates or Treasury bonds) or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments.

The Funds may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The SSgA Funds described in this Statement may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Fund will acquire only those OTC options for which the Advisor believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Advisor’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds described in this Statement may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the Custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Advisor believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in an option, a futures contract or related option. To the extent that the Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

Asset Coverage for Swaps, Futures and Options Positions. The Funds described in this Statement will not use leverage in their swaps, options and futures strategies. Such investments will be made for hedging purposes only. A Fund will not enter into a swap, option or futures position that exposes it to an obligation to another party unless it owns either: (1) an offsetting position in securities or other swaps, options or futures contracts; or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with guidelines established by the SEC with respect to coverage of swaps, options and futures strategies by mutual funds, and if the guidelines so require will segregate liquid assets an amount sufficient to cover their obligations with respect to any swap, futures or options position amount prescribed. Securities segregated for this purpose cannot be sold while the swap, futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meeting redemption requests or other current obligations.

Certain Regulatory Aspects of Use of Futures and Options on Futures. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

SELECTIVE DISCLOSURE OF THE SSgA FUNDS’ PORTFOLIO HOLDINGS

The SSgA Funds maintain portfolio holdings disclosure policies (“Disclosure Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. The Disclosure Policies have been approved by the Board of Trustees. Disclosure of each Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at

www.sec.gov. The Funds will also make complete portfolio holdings available generally no later than 60 calendar days after the end of the Funds’ fiscal quarter on their website at www.ssgafunds.com. Quarterly reports will remain on the site until the next quarter’s quarterly reports are posted.

The Disclosure Policies provide that no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party or shareholder, both individual and institutional, except as provided in the Disclosure Policies. The Disclosure Policies require that any non-public disclosure of the Funds’ portfolio holdings to any party, including any shareholder, may only be made if limited exceptions contained in the Disclosure Policies are satisfied. These exceptions are noted below:

a)	The Disclosure Policies permit disclosure of non-public Funds portfolio holdings to any party if that party has signed a written confidentiality agreement that is in form and substance acceptable to, and approved by, the Funds’ officers. Fund officers may determine what parties to provide such information to, but will report such disclosures, including the form of the confidentiality agreement, at regular Board of Trustees meetings. No compensation or other consideration is paid as a part of any such arrangement.

b)	The Disclosure Polices permit the disclosure of any and all portfolio information to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities (e.g., the Advisor, the Trustees, the directors of the Advisor, the Funds’ Custodian, Distributor, Transfer Agent, Administrator, Independent Accountants, Funds counsel, and each of their respective affiliates and Advisors, so long as the disclosure is subject to duties of confidentiality imposed by law and/or contract as determined by the Funds’ officers. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

c)	The Disclosure Policies permit disclosure to numerous mutual Fund evaluation services (such as Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Disclosure Policies provide that the Funds may distribute (or authorize the Administrator, Advisor and the Funds’ Custodian or Fund accountants to distribute) periodic portfolio holdings to such services and departments. If the disclosure of portfolio holding information to any service or department is prior to the public disclosure of this information, the Disclosure Policies require that the service or department enter into a written obligation of confidentiality, approved by a Fund officer. No compensation or other consideration is paid as a part of any such arrangement.

d)	The Disclosure Policies permit the Advisor’s trading desk to periodically distribute lists of investments held by its clients (including the Funds) for general analytical research purposes. The Disclosure Policies allow this type of disclosure provided that those lists do not identify individual clients or individual client position sizes and that for equity securities, those lists do not show aggregate client position sizes. The Codes of Ethics of such service providers prohibit the use of such information for trading purposes and violations of such codes must be reported to the Funds’ Chief Compliance Officer. No compensation or other consideration is paid as a part of any such arrangement.

e)	The Disclosure Policies permit the disclosure of portfolio holdings information as may be required by applicable law.

The Disclosure Policies permit portfolio managers and other senior officers or spokespersons of the Administrator, Advisor or the Funds to disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies. For example, a portfolio manager discussing a Fund may indicate that he owns XYZ company for the Fund only if the Fund’s ownership of such company has previously been publicly disclosed.

In determining whether non-public holdings information should be provided to any party in compliance with the Disclosure Policies, Fund officers will consider, among other things, the requesting parties need for such information and whether providing such information is in the best interests of shareholders. In the event of a conflict, a Fund officer will present information to the Board for their consideration.

The Board of Trustees, the Funds’ Administrator or the Advisor may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. The Disclosure Policies will be reviewed and tested by the Funds’ Chief Compliance Officer.

The Disclosure Policies may not be waived, or exceptions made, without the consent of a Fund officer. All waivers and exceptions of the Disclosure Policies involving the Funds must be disclosed to the Board of Trustees of the Funds no later than its next regularly scheduled quarterly meeting.

The Disclosure Policies are intended to ensure compliance by the Funds’ Administrator, Advisor and the Funds with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisors Act of 1940, as amended. It is the policy of the Funds’ Administrator and the Advisor to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

INVESTMENT RESTRICTIONS

The Fund is subject to certain investment restrictions, which are considered either fundamental or nonfundamental. A nonfundamental restriction may be changed by a vote of the Board of Trustees without shareholder approval. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made.

The following are fundamental restrictions with respect to the Fund.

1.	The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities and securities of companies directly or indirectly engaged in the real estate industry). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment.

2.	The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

3.	The Fund will not pledge, mortgage or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above.

4.	The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. The Fund may lend cash to any registered investment company or portfolio series for which the Fund’s Advisor serves as Advisor or subadvisor to the extent permitted by the 1940 Act or any rule or order issued thereunder.

5.	The Fund will not purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts.

6.	The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

7.	The Fund will not engage in the business of underwriting securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

8.	The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

9.	The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund’s aggregate investment in such securities would exceed 5% of the Fund’s total assets.

10.	The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

The following are non-fundamental restrictions.

11.	The Fund will not purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisors and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

12.	The Fund will not invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act. These investment companies may charge management fees which shall be borne by the Fund.

13.	The Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days duration.

14.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Advisor treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks. To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction, except as otherwise noted. In addition, the Fund may invest substantially all of its assets in the securities of a single open-end registered investment company with similar investment objectives and policies without violating any of the foregoing investment restrictions.

The following descriptions of certain investment limitations under the 1940 Act may assist investors in understanding the Funds’ investment restrictions, but are not part of the investment restrictions.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time a Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The SSgA Funds acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified Fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

TEMPORARY DEFENSIVE POSITIONS

From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at the Fund’s affiliated custodian. The Advisor has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this Statement, the Advisor’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon, however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by the Advisor in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of the Fund may also be affected by participation in initial public offerings (IPOs). The Fund is authorized to participate in IPOs and then immediately sell the security in the aftermarket. This practice could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	21%	12%	36%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by SSgA Funds (see the section called “Investment Advisory and Other Services”). The Board has engaged the Advisor to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Advisor and other service providers in the operation of the SSgA Funds in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Master Trust Agreement.

The Trustees hold office for the life of SSgA Funds subject to any retirement policy adopted by the Independent Trustees. The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of SSgA Funds shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Trustees who are not “interested persons” of SSgA Funds (the “Independent Trustees”) shall be eligible to serve as Chairman of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Administrator or the Advisor or their affiliates, are responsible for the day-to-day management and administration of SSgA Funds’ operations. For the fiscal year ended August 31, 2012, the Board of Trustees held 10 meetings (including two meetings of solely the Independent Trustees).

The Board of Trustees has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the SSgA Funds complex, including factors such as the number of series or portfolios that comprise the Trust and the SSgA Funds complex, the variety of asset classes those series reflect, the net assets of the Funds, the committee structure of the Trust, and the management, distribution and other service arrangements of the Funds. In connection with its determination, the Board of Trustees considered that the Board is composed of four Independent Trustees, and that only an Independent Trustee may serve as the Chairman of the Board. In addition, to further align the Independent Trustees’ interests with those of Fund shareholders, the Board of Trustees has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment of at least equal to one year of his or her base retainer in the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the SSgA Funds.

The Chairman presides at all meetings of the Board of Trustees and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairman may also perform other such functions as may be provided by the Board of Trustees from time to time. The Independent Trustees believe that the Chairman’s independence is consistent with, and appropriate in light of, the performance of his duties and the fulfillment of his obligations with respect to the Trust and the shareholders of the Funds. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board of Trustees, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Trustees has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board of Trustees also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisor.

The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Advisor, the Administrator, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Trust’s investment management, distribution and business affairs. Each of the Advisor, the Administrator, the Distributor and the other service providers have their own, independent interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of each Fund and the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its regular oversight of the Funds and Trust, the Board of Trustees, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Advisor, the Administrator, the Distributor, the Chief Compliance Officer of the Funds, and the independent registered public accounting firm for the Funds regarding risks faced by the Funds and relevant risk management functions. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models. The Board of Trustees, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board of

Trustees has appointed a Chief Compliance Officer for the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. Material changes to the compliance program are reviewed by and approved by the Board of Trustees. In addition, as part of the Board’s periodic review of the Funds’ advisory, administrative, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Advisor and the Distributor, the Board of Trustees also reviews business continuity and disaster recovery plans. With respect to valuation, the Board of Trustees approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The Advisor is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board of Trustees regarding these and related matters. In addition, the Board receives reports at least annually from the independent registered public accounting firm for the Funds regarding tests performed by such firm on the valuation of all securities. Reports received from the Advisor and the independent registered public accounting firm assist the Board of Trustees in performing its oversight function of valuation activities and related risks.

The Board of Trustees recognizes that not all risks that may affect the Trust or a Fund may be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board of Trustees with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees of the Board of Trustees. The Board of Trustees has implemented a Committee structure that allows the Board to allocate areas of responsibility among Committees of Independent Trustees and the full Board in a manner reasonably designed to enhance effective oversight of the SSgA Funds by the Board. The purpose and function of the Committees is described below; and each Committee is comprised of all of the Independent Trustees:

•

The Audit Committee’s primary functions are to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence; meet with the Funds’ independent auditors, including private meetings, as necessary to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review the form of opinion the auditors propose to render to the Board and shareholders; (v) consider the effect upon SSgA Funds of any changes in accounting principles or practices proposed by management or the auditors; (vi) review the fees charged by the auditors for audit and non-audit services; (vii) investigate improprieties or suspected improprieties in Fund operations; (viii) consider and, if appropriate, pre-approve Fund audit services and associated fees; (ix) consider and, if appropriate, pre-approve non-audit services provided to the Fund and to the Funds’ Advisor or service affiliates (entities that are affiliated with the Funds’ investment advisor and provide ongoing services to the Funds) where the services have a direct impact on the operations of financial reporting of the Fund; (x) receive and consider, prior to the filing of an audit report with the SEC, reports from the Funds’ independent auditor regarding their audit; (xi) receive and consider reports from Fund management of any significant deficiencies in the design or operation of the Funds’ internal controls; (xii) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (xiii) perform such other functions consistent with the Audit Committee Charter, SSgA Funds’ By-laws and governing law, as the Audit Committee or the Board of Trustees deems necessary or appropriate. The Audit Committee meets regularly and for the fiscal year ended August 31, 2012, it held five meetings.

•

The Valuation Committee’s primary purpose is to make fair value determinations when appropriate under the SSgA Funds’ Securities Valuation Procedures and to review the actions and recommendations of the Oversight Committee no less often than quarterly. SSgA Funds has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street Bank and Trust Company (“State Street”) and SSgA Funds Management, Inc. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. For the fiscal year ended August 31, 2012, the Valuation Committee held no meetings.

•

The primary function of the Governance Committee and the Nominating Sub-Committee is to review and evaluate the composition and performance of the Board and make nominations for membership on all Board Committees and review the responsibilities of each Committee; and to review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Governance Committee performs an annual self-evaluation of Board members. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Nominating Sub-Committee reviews the mix of skills and other relevant experiences of the Trustees. The Nominating Sub-Committee will not consider nominees recommended by securities holders. The Governance Committee meets regularly and for the fiscal year ended August 31, 2012, it held two meetings.

•

The primary functions of the Qualified Legal and Compliance Committee (the “QLCC”) are to receive quarterly reports from SSgA Funds’ Chief Compliance Officer; to oversee generally SSgA Funds’ responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by SSgA Funds, its officers or the Trustees. The QLCC meets regularly and during the fiscal year ended August 31, 2012, it held four meetings.

The Trustees have varied experiences, attributes and skills that are utilized in overseeing the activities of the SSgA Funds, reviewing contractual arrangements with companies that provide services to the Funds, and reviewing Fund performance. Among the attributes or skills common to all Trustees are their ability to (i) review critically, evaluate, question and discuss information provided to them, (ii) interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and (iii) exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a member of the Board, other investment companies and public companies, or non-profit entities or other organizations as set forth below. Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The following lists SSgA Funds’ Trustees, their mailing addresses and ages, present and principal occupations, other directorships held in companies with publicly traded securities and registered investment companies, held during the past five years, and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee. The following also includes, for any Trustee that is an interested person of the Trust, any position held by such Trustee with an affiliated person or principal underwriter of SSgA Funds and length of time served.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 71	• Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	15	None.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills(1)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustee Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 65	• Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	15	SPDR Europe 1 Plc Board (2011- Present)

Independent Trustee Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 68	• Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•    March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•    1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•    1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•    September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•    1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•    2003 to 2009, Trustee, Gettysburg College.

			15	None.

Independent Trustee Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 70	• Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	15	None.

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The following lists SSgA Funds’ principal officers, mailing addresses and ages, positions with SSgA Funds and length of time served, and present and principal occupations.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 46	• President and Principal Executive Officer since October 2012

•    June 2012 to Present , President SSgA Funds Management, Inc. (investment advisor), Senior Managing Director SSgA;

•    March 2012 to June 2012, Chief Operating Officer and Senior Managing Director, SSgA Funds Management, Inc. (investment advisor); and

•    March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.

Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 47	• Vice President since October 2012

•    March 2008 to Present, Vice President SSgA Funds Management, Inc. (investment advisor) and State Street Global Advisors; and

•    November 2005 to April 2008, Principal, SSgA Funds Management, Inc. and State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 Age: 39	• Chief Compliance Officer since April 2011

•    July 2008 to Present, Vice President, SSgA Funds Management, Inc. (investment advisor);

•    July 2008 to Present, Vice President, State Street Global Advisors; and

•    April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 47	• Treasurer and Principal Accounting Officer, effective January 1, 2013	• Vice President of State Street Bank and Trust Company (prior to July 2, 2007, Investors Financial Corporation) (since 2002).

Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 Age: 40	• Secretary, effective January 1, 2013	• Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005-present).

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. The compensation schedule in effect starting January 1, 2013 is an annual base retainer fee of $100,000 and annual retainers for committee membership as follows: $6,000 (Audit Committee); $4,000 (Governance and Nominating Committee); and $4,000 (QLCC). The SSgA Funds’ Chairman receives an additional annual retainer of $40,000. The Committee Chairmen each receive an annual retainer fee as follows: $10,000 (Audit Committee); and $5,000

(Governance and Nominating Committees, QLCC, and Valuation Committee). The Independent Trustees are paid a fee for each meeting attended of $6,000 (regular Board of Trustees meetings and meetings of the Independent Trustees); $4,000 (Audit Committee meetings), $2,500 (Governance and Nominating Committee meetings), $2,500 (special QLCC meetings), and $2,500 (special telephonic meetings). The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this Statement, the Trustees were not paid pension or retirement benefits as part of SSgA Funds’ expenses. However, the SSgA Funds have, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSgA Funds. As of the fiscal year ended August 31, 2012, none of the Independent Trustees participated in the optional deferred compensation program. The SSgA Funds’ officers are compensated by the Funds’ Advisor and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2012
	Aggregate Compensation From SSgA Funds	Pension Or Retirement Benefits Accrued As Part Of SSgA Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds And Fund Complex Paid To Trustees
Independent Trustees
Lynn L. Anderson*	$148,813	$0	$0	$148,813
William L. Marshall	$188,035	$0	$0	$188,035
Steven J. Mastrovich**	$17,959	$0	$0	$17,959
Patrick J. Riley, Chairman of the Board	$210,372	$0	$0	$210,372
Richard D. Shirk	$180,510	$0	$0	$180,510
Bruce D. Taber	$181,225	$0	$0	$181,225

*	Ceased to be a Trustee effective August 26, 2012.
**	Ceased to be a Trustee effective October 3, 2011.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2011

Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000

Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Clarion Real Estate Fund	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000

Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000

Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

CONTROLLING AND PRINCIPAL SHAREHOLDERS

State Street may from time to time have discretionary authority over accounts which invest in shares of the SSgA Funds. These accounts include accounts maintained for securities lending clients and accounts which permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 20, 2012, State Street held of record less than 25% of the issued and outstanding shares of the SSgA Funds (in the aggregate) in connection with its discretionary accounts, however, State Street may hold more than 25% of such shares in any one series of the Funds. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of Funds, as a group, own less than 1% of SSgA Funds’ voting securities.

As of November 20, 2012, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund described in this Statement. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

SSgA Clarion Real Estate Fund

•	Montgomery County Deferred Comp Plan, Citistreet, 1 Heritage Drive, Quincy, MA 02171-2105—9.87%

•	SEI Private Trust Company, C/O Evercore ID 573, One Freedom Valley Drive, Oaks, PA 19456-9989—16.27%

•	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—15.11%

•	National Financial Services Corporation for the exclusive benefit of our customers, Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281—36.23%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

SSgA Funds Management, Inc. (the “Advisor”) serves as the SSgA Funds’ investment advisor pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor, State Street, and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. State Street, the SSgA Funds’ Custodian; Boston Financial Data Services, the Transfer and Dividend Paying Agent; and State Street Global Markets, LLC, the Funds’ Distributor, are affiliated persons of the Advisor. The address of the Advisor and State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

The Advisory Agreement will continue from year to year provided that a majority of the Trustees who are not interested persons of the Funds and either a majority of all Trustees or a majority of the shareholders of the Funds approve its continuance. The Advisory Agreement may be terminated by the Advisor or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment. Please see the Funds’ Annual Reports to Shareholders for a discussion regarding the Board’s basis for approval of the Advisory Agreement and the period covered by the approval.

Under the Advisory Agreement, the Advisor directs the SSgA Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Advisor. The management fee rate is a percentage of the average daily net asset value of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses the Fund accrued to the Advisor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$378,356	$407,525	$424,634

The Advisor has contractually agreed to waive the advisory fee or reimburse all expenses in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements are in effect through December 31, 2013 and are considered from year to year on a calendar basis. The applicable waivers and reimbursements are shown in the table below for the fiscal years ended August 31:

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)	2012	2011	2010
SSgA Clarion Real Estate Fund	Reimbursement of all expenses in excess of 1.00%	$183,360	$163,083	$201,218

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in SSgA Prime Money Market Fund, a series of the SSgA Funds not presented in this Statement (the “Central Fund”). Shares of the Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating Fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such distribution or service fee incurred by the participating Fund.

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of the Funds’ advisory fees equal to the advisory fee paid by the Fund to the Central Fund. For the following SSgA Funds, the waiver amounted to the following for the fiscal year ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$288	$257	$113

Effective January 1, 2013, CBRE Clarion Securities LLC, 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as the investment sub-Advisor (the “Sub-Advisor” or “Clarion”) for SSgA Clarion Real Estate Fund pursuant to an interim Investment Sub-Advisory Agreement between the Advisor and Clarion, dated January 1, 2013.

The SSgA Clarion Real Estate Fund did not accrue any expenses to the Sub-Advisor during the last three fiscal years ended August 31.

Other Accounts Managed. All employees of SSgA FM, including those portfolio managers that have responsibilities for registered funds, are also employees of SSgA. As an employee of SSgA, a portfolio manager may manage other types of funds and accounts, such as bank commingled funds or separate accounts, including actively managed accounts that are considered “hedge” funds or market neutral funds or funds that engage in short sales. Conflicts of interest may potentially arise in SSgA FM’s side-by-side management of multiple accounts. It is the policy of SSgA and SSgA FM to seek to treat all client accounts fairly and equitably.

As discussed in more detail below, examples of circumstances that may give rise to such potential conflicts of interest or the appearance of conflicts of interest include, but are not limited to:

•	Managing a portfolio that pays a performance fee alongside a portfolio that does not pay a performance fee;

•	Managing a registered mutual fund alongside a bank-maintained fund (e.g. a CTF or CIF);

•	Managing a separate account alongside a commingled fund;

•	The use of “conflicting trades,” i.e., selling short for one client portfolio a security held active long for another client portfolio; and

•	The execution of transactions shortly before or after related transactions in a different account.

As discussed above, a potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees – the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee.

The Advisor has established processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. These policies permit portfolio managers to aggregate their clients’ trades where appropriate and require that aggregated client trades generally be allocated on a pro-rata basis where clients receive the average price and commission when more than one trade is executed, or more than one broker is used to execute the transactions.

The Advisor manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Portfolio Managers	Number of Registered Investment Companies	Assets Under Management (in billions)	Number of Pooled Investment Vehicles	Assets Under Management (in billions)	Other Types of Accounts	Assets Under Management (in billions)	Asset Total (in billions)
SSgA Clarion Real Estate Fund
Amos J. Rogers III, Sophia Banar	7	$5.74	10	$1.92	9	$1.70	$9.36

Ownership of Securities. As of August 31, 2012, the portfolio managers do not beneficially own any shares of any Funds described in this statement.

Compensation. The compensation of the Advisor’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Advisor seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA Funds

Management, Inc. is a part of State Street Corporation and, therefore, works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Advisor and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. The same process is followed in determining incentive equity allocations.

ADMINISTRATOR

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the SSgA Funds’ administrator, pursuant to an Administration Agreement dated January 1, 2008 (the “Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The Administrator’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101.

RFSC is an affiliate of Russell Investments which, through its subsidiaries, provides comprehensive money manager evaluation services to institutional clients, including RIMCo. Russell Investments provides other services to large pools of investment assets, including: (1) investment management services for Russell subsidiary-sponsored funds; and (2) transition management and portfolio implementation services. Russell Investments is an independently operated subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual, its subsidiaries and affiliates offer insurance and investment products and advisory services that address client needs for financial protection, capital accumulation, and estate preservation and distribution. Products and services for the personal, business, estate and pension markets include permanent and term life insurance, disability income insurance, long-term care insurance, annuities, trust services and mutual funds.

Pursuant to the Administration Agreement with the SSgA Funds, the Administrator will: (1) supervise all aspects of the Funds’ operations; (2) provide the Funds with administrative and clerical services, including the maintenance of certain of the Funds’ books and records; (3) arrange the periodic updating of the Funds’ Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the SEC; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

Effective January 1, 2013, State Street will serve as the SSgA Funds’ administrator. It is anticipated that State Street will provide substantially similar services as RFSC. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company, and is affiliated with the Advisor. State Street’s mailing address is 4 Copley Place, 5th Floor; Boston, MA 02116.

Administration Expenses. The following table shows the expenses each Fund accrued to the Administrator during the fiscal years ended August 31, 2012:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$48,406	$49,862	$50,583

CUSTODIAN

State Street serves as the SSgA Funds’ Custodian. State Street also provides the basic portfolio recordkeeping required by the SSgA Funds for regulatory and financial reporting purposes. For these services, State Street is paid an annual fee in accordance with the following:

•

Fund Accounting. A fee payable monthly on a pro rata basis, based on month-end gross assets of the complex: First $30 billion—0.75 basis point (b.p.); over $30 billion—0.50 b.p. (domestic accounting); First $10 billion—1.50 b.p.; over $10 billion—1.00 b.p. (international accounting);

•

Custody. For domestic custody, a fee payable monthly on a pro rata basis, based on the following percentages of month-end net assets (excluding short term sweep investments into other SSgA money market funds): First $20 billion—0.40 b.p.; over $20 billion—0.20 b.p.

In addition, the Custodian receives various transaction fees, class-specific fees, system access fees, loan servicing fees and other special service fees, along with out-of-pocket expenses.

The Custodian’s address is 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

TRANSFER AND DIVIDEND PAYING AGENT

Boston Financial Data Services, Inc. (“BFDS”) serves as the Transfer and Dividend Paying Agent. BFDS is a joint venture of State Street Corporation and DST Systems, Inc. BFDS is paid the following annual account services fees: $13.35 open account fee; $2.57 closed account fee; $1.85 investor fee; $3.09 CDSC fee; and $20,000 Fund minimum (26 to 35 CUSIPs) or $12,000 Fund minimum (over 35 CUSIPs); and omnibus transparency Full services fees of $.45 per underlying sub-position on an Intermediary’s system for an omnibus account (an “accountlet”) from 0-500,000; $.45 for 500,001 to 2,000,000 (waived), and $.10 for 2,000,0001 and greater; investigation fees of $3,000 to $5,000 per month depending on the number of accountlets. BFDS is also paid the following activity based fees: $3 telephone call fee; $5 teleservicing fee; $5 telephone transaction fee for purchases or redemptions; $5 fulfillment fee; $10 IRA custodial fee for annual maintenance per IRA account; and charges related to compliance and regulatory services of 15 cents per non-networked level 3 account, 5 cents for each foreign account annually and a minimum monthly fee of $200 for each management company. Portfolio fees are allocated to each Fund based on the average net asset value of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. BFDS is reimbursed by each Fund for supplying certain out-of-pocket expenses including confirmation statements, investor statements, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, microfilm, microfiche, and expenses incurred at the specific direction of the Fund. BFDS’s principal business address is 30 Dan Road, Canton, MA 02021.

DISTRIBUTOR

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012 (the “Distribution Agreement”). The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The Distributor offers the shares of each Fund on an agency or “best efforts” basis under which the SSgA Funds shall only issue such shares as are actually sold. The Distributor is a wholly owned subsidiary of State Street Corporation. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Distribution Expenses. The following table shows the expenses theFund accrued to the Distributor during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$127,001	$128,605	$132,643

For the fiscal year ended August 31, 2012 these amounts are reflective of the following individual payments:

Fund	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
SSgA Clarion Real Estate Fund	$4	$719	$113,590	$5,915	$6,773

*	Include such items as compensation for travel, conferences and seminars for staff, subscriptions, office charges and professional fees.

CODE OF ETHICS

The Advisor, Distributor, Custodian, Transfer Agent, Administrator and SSgA Funds have each adopted a code of ethics (the SSgA Funds’ code being referred to herein as the Code of Ethics) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ service providers and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Advisor or the SSgA Funds. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Advisor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the SSgA Funds’ service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS

Distribution Plans. Under the 1940 Act, the SEC has adopted Rule 12b-1, which regulates the circumstances under which a Fund may, directly or indirectly, bear distribution and shareholder servicing expenses. Rule 12b-1 provides that a Fund may pay for such expenses only pursuant to a plan adopted in accordance with the Rule. Accordingly, each class of shares offered by the SSgA Funds operates under a separate Rule 12b-1 plan providing for payment of distribution expenses up to the plan limit.

In connection with the Trustees’ consideration of whether to adopt the distribution plans, the Distributor, as the Funds’ principal underwriter, represented to the Trustees that the Distributor believes that the distribution plans should result in increased sales and asset retention by enabling the Funds to reach and retain more investors and servicing agents (such as brokers, banks, financial planners, investment advisors and other financial institutions), although it is impossible to know for certain in the absence of a distribution plan or under an alternative distribution arrangement, the level of sales and asset retention that a Fund would have. The distribution plans do not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years. A quarterly report of the amounts expended under all of the distribution plans in operation, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. No distribution plan may be amended without shareholder approval to increase materially the distribution or shareholder servicing costs that are paid by the Funds. The distribution plans and any material amendments must be approved annually by all of the Trustees and by the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the distribution plan or any related agreements.

Long-term shareholders of the SSgA Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

Institutional Plan. The original class of shares of the SSgA Funds is referred to as the “Institutional Class.” The Plan of Distribution Pursuant to Rule 12b-1 Plan for the Institutional Class (the “Institutional Plan”) was adopted by the Board of Trustees on January 8, 1992. The Institutional Plan was restated on April 9, 2002 to update current operations. The Institutional Plan provides for reimbursement for distribution expenses up to the plan limit. The Institutional Plan provides that each Institutional Class Fund may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The Institutional Plan does not provide for a Fund to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Institutional Class shares, are not permitted by the Institutional Plan to exceed .25% of a Fund’s average net asset value per year. Payments to Financial Intermediaries providing shareholder services to the Institutional Class are not permitted by the Institutional Plan to exceed .20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the .25% limitation may be carried forward and paid in the following two fiscal years so long as the Institutional Plan is in effect. The Fund’s liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Distribution and Shareholder Servicing. Payments under the distribution plans are made to the Distributor to finance activity which is intended to result in the sale and retention of Fund shares including: (1) payments made to certain broker-dealers, investment advisors and other third-party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor’s overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel. Under the distribution plans, the SSgA Funds and/or the Distributor may also enter into service agreements with various financial institutions, such as banks, broker-dealers, financial advisors or other financial institutions, including the Advisor and its affiliates (each of which is referred to as a Financial Intermediary) to provide shareholder servicing with respect to the shares held by or for the customers of the Financial Intermediaries. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law. Under the service agreements, the Financial Intermediaries may provide various services for such customers, including: (1) answering inquiries regarding the Funds; (2) assisting customers in changing dividend options, account designations and addresses; (3) performing subaccounting for such customers; (4) establishing and maintaining customer accounts and records; (5) processing purchase and redemption transactions; (6) providing periodic statements showing customers’ account balances and integrating such statements with those of other transactions and balances in the customers’ other accounts serviced by the Financial Intermediaries; (7) arranging for bank wires transferring customers’ proceeds; and (8) such other services as the customers may request in connection with their accounts, to the extent permitted by applicable statute, rule or regulation. Shareholder services may also include sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Financial Intermediaries will be responsible for prompt transmission of purchase and redemption orders and may charge fees to their customers for their services.

The Advisor and Distributor, or an affiliate of the Advisor or Distributor, may provide additional cash payments or non-cash compensation to Financial Intermediaries who sell shares of the Fund. Such payments and compensation are in addition to the Rule 12b-1 and shareholder servicing fees paid by the Fund. As of the 12 months ended August 31, 2012, the Advisor and/or Distributor made such cash payments to 15 Financial Intermediaries. Financial Intermediaries are compensated based on the average daily value of all shares of each Fund owned by customers of the Financial Intermediary. From time to time, the Advisor or Distributor, or an affiliate of the Advisor or Distributor may also pay non-cash compensation to the sales representatives of Financial Intermediaries in the form of (1) ordinary and usual gratuities, tickets and other business entertainment; and/or (2) sponsorship of regional or national events of Financial Intermediaries.

Institutional Class Distribution and Shareholder Servicing. Under the Institutional Plan, Financial Intermediaries may receive from the SSgA Funds and/or the Distributor, payment that shall not exceed .20% per annum of the average daily net asset value of the Institutional Class shares owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

With respect to the Institutional Class, the SSgA Funds have entered into service agreements with State Street and the following entities affiliated with State Street: State Street Global Markets, LLC; Fiduciary Investors Services division of State Street Bank and Trust Company; and High Net Worth Services division of State Street Bank and Trust Company. The purpose of the service agreements is to obtain shareholder services for Fund shares owned by clients of each of these entities. In return for these services, the SSgA Funds and/or Distributor pay the Financial Intermediaries that are affiliated with State Street monthly fees at a rate that shall not exceed .175% per annum of the average daily net asset value of the Fund’s shares owned by or for shareholders with whom the affiliated Financial Intermediary has a servicing relationship. The service agreements with affiliated Financial Intermediaries are reviewed annually by the Board of Trustees.

Shareholder Servicing Fees to State Street. The following table shows the expenses each Fund paid to State Street, under a Service Agreement pursuant to Rule 12b-1, during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$2,013	$15,674	$16,332

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is responsible for performing annual audits of the financial statements and financial highlights in accordance with standards of the Public Company Accounting Oversight Board (United States), and, pursuant to Rule 17f-2 of the 1940 Act, three security counts. Deloitte Tax LLP is responsible for the review of the Funds’ federal tax returns. The mailing address of Deloitte & Touche LLP and Deloitte Tax LLP is 200 Berkeley Street, Boston, MA 02116.

LEGAL COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, provides legal services to the SSgA Funds. Joseph P. Barri LLC, 259 Robbins Street, Milton, MA 02186, provides legal services to the Independent Trustees.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the SSgA Funds by the Advisor. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because the Funds pay a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Funds. When a Fund executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees.

The Advisory Agreement authorizes the Advisor to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions provided the Advisor seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of the Advisor), the Advisor chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Advisor does not currently use the SSgA Funds’ assets for, or participate in, third party soft-dollar arrangements, although the Advisor may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Advisor may aggregate trades with clients of State Street Global Advisors, whose commission dollars are used to generate soft dollar credits for SSgA. Although the Advisor’s clients’ commissions are not used for third party soft dollars, SSgA and SSgA FM clients may benefit from the soft dollar products/services received by State Street Global Advisors.

Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with the SSgA Funds’ procedures adopted in accordance with Rule 17e-1 of the 1940 Act. The SSgA Funds have adopted procedures pursuant to Rule 12b-1(h) of the 1940 Act that are reasonably designed to prevent the Advisor from directing brokerage in consideration of distribution of Funds shares.

With respect to brokerage commissions, if commissions are generated by a Fund, the Board reviews, at least annually, the commissions paid by a Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to a Fund.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Advisor paid during the fiscal years ended August 31:

Fund	2012	2011	2010
SSgA Clarion Real Estate Fund	$15,605	$14,664	$41,548

Top 10 Brokers. During the fiscal year ended August 31, 2012, the Fund purchased securities issued by the following regular brokers or dealers, as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Fund’s ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Fund. The following table shows the value of broker-dealer securities held and the commissions paid (if any) as of August 31, 2012:

SSgA Clarion Real Estate Fund	Principal ($000)	Commissions ($000)
Morgan Stanley	10,208	7
Deutsche Bank Securities, Inc.	6,475	4
Weeden & Company	3,963	1
Investment Technology Group, Inc.	3,483	1
Instinet Corp.	1,827	1
Citigroup Global Markets, Inc.	1,428	0
Merrill Lynch, Pierce, Fenner & Smith, Inc.	918	0
Keefe Bruyette & Woods, Inc.	640	0
Credit Suisse First Boston Corp.	609	0
Goldman, Sachs & Co.	245	0

PRICING OF FUND SHARES

The SSgA Funds are offered without a sales commission by the Distributor to institutional and retail investors which invest for their own account or in a fiduciary or agency capacity. The Funds described in this Statement determine the price per share once each business day (unless otherwise noted) at the close of the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange is open for regular trading. Pricing does not occur on non-business days. Currently, the New York Stock Exchange is open for trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The New York Stock Exchange may close early on Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSgA Funds account representative if you have questions on early Exchange closing times.

Trading may occur in debt securities and in foreign securities at times when the New York Stock Exchange or Federal Reserve is closed (including weekends and holidays or after 4 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the net asset value of Funds shares when the shareholder is not able to purchase or redeem Funds shares. Further, because foreign securities markets may close prior to the time the Funds determine net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate net asset value may not be reflected in the calculation of net asset value unless it is determined that a particular event would materially affect the net asset value. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

Portfolio instruments for which market quotations are available are valued at market value. If market quotations are not readily available or if the Custodian or the Administrator believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally over-the-counter and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded over-the-counter are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the net asset value of Funds shares may fluctuate on days when Funds shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSgA Funds received an exemption from Section 18(f) of the 1940 Act, which enables it to redeem securities in kind. Therefore, a Fund may pay any portion of the redemption amount (in excess of $15 million) by a distribution in kind of readily marketable securities from its portfolio instead of cash.

TAXES

The tax discussion in this document is only a summary of certain United States federal income tax issues generally affecting the Funds and their shareholders. The following assumes any Fund shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the SSgA Funds with your tax advisor.

This document does not address considerations applicable to foreign shareholders. Foreign shareholders should consult their own tax advisors as to if and how U.S. federal income taxes and U.S. federal withholding requirements apply to them.

Each portfolio of the SSgA Funds intends to qualify each year as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, each Fund is generally not subject to federal income taxes to the extent it distributes its net investment income and net capital gain (long-term capital gains in excess of short-term capital losses) to shareholders, provided that certain minimum distribution and other requirements are met. The Board intends to distribute each year substantially all of the SSgA Funds’ net investment income and net capital gain. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice. If a Fund fails to qualify as a RIC for any taxable year, it will be subject to tax as a “C” corporation and may be limited in its ability to qualify as a RIC in the future.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for that year; (2) 98.2% of its capital gain net income, generally for the one-year period ending on October 31 of that year; and (3) certain undistributed amounts from any preceding calendar year. For this and other purposes, dividends declared in October, November or December of any calendar year and made payable to shareholders of record in such months will be deemed to have been received on December 31 of such year if the dividends are paid by the Fund subsequent to December 31 but prior to February 1 of the following year.

Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gain dividends received with respect to such shares.

As of the date of this document, generally, the maximum stated U.S. federal income tax rate applicable to individuals is 35% for ordinary income and 15% for net long-term capital gain. Rates applicable to individuals are scheduled to increase, for taxable years beginning after December 31, 2012, to a maximum of 39.6% for ordinary income and generally 20% for net long-term capital gains. In addition, for taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including distributions from a Fund and gain from the sale or exchange of shares of a Fund) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. In the case of an estate or trust, the amount subject to the 3.8% Medicare tax will not exceed the undistributed net investment income of the estate or trust for such taxable year.

If a Fund purchases a debt obligation with original issue discount (OID) (including a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund may not receive cash payments for such OID until maturity or disposition of the obligation. Additionally, a Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than the original issue price). If such bonds are subsequently sold at a gain, then a portion of that gain equal to the amount of market discount, deemed to have accrued through the sale date, will be taxable to shareholders as ordinary income.

In addition to the investments described above, shareholders should be aware that other investments made by a Fund may involve complex tax rules that could result in income or gain recognition by the Fund without corresponding current cash receipts. If noncash income is recognized by a Fund, the Fund may distribute cash derived from other sources so as to meet certain minimum distribution requirements. A Fund could be required at times to liquidate investments prematurely in order to satisfy those minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, BFDS will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying BFDS in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method—will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares, BFDS will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis, and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If BFDS has historically provided cost basis reporting on these Pre-Effective Date Shares, BFDS will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis tracking and relief methodology is in your best interest.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses referred to under the Code as “Section 988” gains and losses, may increase or decrease the amount of the Fund’s net investment income to be distributed to its shareholders as ordinary income.

Issues Related to Hedging, Derivatives and Option Investments. In the case of certain investments, the Code may require inclusion of certain unrealized gains or losses in the Fund’s income or characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules will affect investments in certain futures contracts, options, foreign currency contracts and debt securities denominated in foreign currencies.

Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, subject to exemptions and rate reductions under income tax treaties between the United States and certain foreign countries. The Fund and its shareholders generally will not be entitled to any foreign tax credit or deduction with respect to such taxes against any United States federal income tax. However, if more than 50% in value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that would permit you to take a credit (or deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by a Fund you would be required to include in your gross income both dividends received from the Fund and your share of foreign income taxes paid by the Fund. Provided certain requirements are satisfied, you would be entitled to treat the foreign income taxes paid by the Fund as a credit against your United States federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit.

Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a passive foreign investment company (“PFIC”) for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. The Fund may be able to remedy the potential adverse consequences of investing in a PFIC by electing to mark-to-market its PFIC holdings, with the result that unrealized gains would be treated as realized gains and would be reported as ordinary income. Any mark-to-market losses, as well as losses from an actual disposition of PFIC stock, would be reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. Alternatively, the Fund may make a “qualified electing fund” (“QEF”) election. Under such an election, the Fund generally would be required to include in its gross income its pro rata share of the PFIC’s ordinary income and long-term capital gain on a current basis, regardless of whether any distributions are received from the PFIC. However, the Fund may not be able to make a QEF election if it cannot obtain the necessary information from the PFIC.

Distributions Attributable to Depreciable Real Estate. Distributions of certain long-term gains that are attributable to dispositions of depreciable real estate by a REIT in which a Fund invests will be subject to a maximum tax rate of 25% for individual shareholders. Because the SSgA Clarion Real Estate Fund may invest a substantial portion of its assets in REITs, individual shareholders may be subject to the 25% maximum tax rate on a substantial portion of the distributions they receive from the Fund.

As of August 31, 2012 the Fund had capital loss carryovers of $25,644,755.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The SSgA Funds will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

The Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the SSgA Funds and have no preemptive rights.

The SSgA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The SSgA Funds are authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The SSgA Funds includes the Institutional Class (the original class of shares) and Select Class (SSgA Emerging Markets Fund).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSgA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Advisor from continuing to perform all or a part of the above services for its customers and/or the Fund. If the Advisor were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by the Advisor that existing shareholders would suffer any adverse financial consequences (if another advisor with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The SSgA Funds have adopted the proxy voting policies of the Advisor. The Advisor’s proxy voting policy and guidelines are attached to this Statement. You may obtain information regarding how the SSgA Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling 1-800-997-7327; (2) on the Funds’ website at www.ssgafunds.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the SSgA Funds is a series of a “Massachusetts business trust.” A copy of the SSgA Funds’ Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the SSgA Funds are designed to make the SSgA Funds similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSgA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSgA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSgA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSgA Funds. The Trustees intend to conduct the operations of the SSgA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSgA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSgA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSgA Funds for any satisfaction of claims arising in connection with the affairs of the SSgA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the SSgA Funds.

The SSgA Funds shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

Each Fund’s financial statements as of and for the fiscal year ended August 31, 2012, appearing in the Funds’ 2012 Annual Report to Shareholders, and the reports of Deloitte & Touche LLP, an independent registered public accounting firm, also appearing in the Annual Reports, are incorporated by reference in this Statement of Additional Information. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Fund has made in respect of any specific investment for other purposes. For a more complete discussion of each Fund’s performance, please see the Funds’ Annual Reports to Shareholders, which may be obtained without charge by calling 1-800-647-7327 or through the Funds’ website at www.ssgafunds.com.

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Debt Ratings.

•

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

•

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

•

Baa — Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Moody’s for tax-exempt and corporate bonds are Aaa and Aa. Tax-exempt and corporate bonds rated Aaa are judged to be of the “best quality.” The rating of Aa is assigned to bonds which are of “high quality by all standards.” Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Moody’s may modify a rating of Aa by adding numerical modifiers of 1, 2 or 3 to show relative standing within the Aa category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses preceded with a “con” indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. In addition, Moody’s has advised that the short-term credit risk of a long-term instrument sometimes carries a MIG rating or one of the commercial paper ratings described below.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

•

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Tax-Exempt Note Ratings. Moody’s ratings for state and municipal notes and other short-term obligations are designated Moody’s Investment Grade (“MIG”). MIG-1/VMIG-1 denotes best quality. There is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG-2/VMIG-2 denotes high quality, with margins of protection ample although not as large as in the MIG-1/VMIG-1 group.

Standard & Poor’s Corporation (“S&P”)

Long-Term Debt Ratings. The ratings are based, in varying degrees, on the following considerations: (1) The likelihood of default — capacity and willingness of the obligator as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) The nature of and provisions of the obligation; and (3) The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

•	AAA — Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

•	AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

•

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB — Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The two highest ratings of S&P for tax-exempt and corporate bonds are AAA and AA. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category. The foregoing ratings are sometimes followed by a “p” indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered shot-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

•

A-1 — This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

•	A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Tax-Exempt Notes Ratings. An S&P rating of SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest.

Fitch’s Investors Service, Inc. (“Fitch”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of Fitch for tax-exempt and corporate bonds are AAA and AA. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate relative standing within the rating category.

Short-Term Corporate, Commercial Paper, and Tax-Exempt Debt Ratings. Fitch’s short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The highest rating of Fitch for short-term securities encompasses both the F-1+ and F-1 ratings. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality and have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. Commercial paper rated by Fitch reflects Fitch’s current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer’s paper as F-1, F-2, F-3, or F-4.

•	F-1 — This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

•	F-2 — Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

Duff & Phelps Credit Rating Co. (“D&P”)

Long-Term Corporate and Tax-Exempt Debt Ratings. The two highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA and AA. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. The AA rating may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within the major rating category.

Short-Term Corporate, Commercial Paper and Tax-Exempt Debt Ratings. The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited and IBCA Inc. (“IBCA”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of IBCA for corporate bonds are AAA and AA. Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA. IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within a major rating category. IBCA does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal banking subsidiaries. The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A-2 by IBCA indicates that the obligation is supported by a satisfactory capacity for timely payment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Thompson BankWatch (“Thompson”)

Long-Term Corporation and Tax-Exempt Debt Ratings. The two highest ratings of Thomson for corporate bonds are AAA and AA. Bonds rated AAA are of the highest credit quality. The ability of the obligor to repay principal and interest on a timely basis is considered to be very high. Bonds rated AA indicate a superior ability on the part of the obligor to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Thomson does not rate tax-exempt bonds.

Short-Term Corporate and Tax-Exempt Debt Ratings. Thomson’s short-term paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by banks and financial institutions. The designation TBW-1 represents the highest short-term rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest short-term rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

APPENDIX: ADVISOR’S PROXY VOTING POLICY AND GUIDELINES

[insert App 1 FM Proxy Voting Policy – March 2012]

SSGATARSAI

PART C: OTHER INFORMATION

Item 23. Exhibits

NAME OF EXHIBIT	INCORPORATED BY REFERENCE OR EXHIBIT NUMBER
a. Second Amended and Restated Master Trust Agreement dated May 15, 2012	Post-Effective Amendment #110 (08/02/12)
1. Amendment with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
2. Amendment No. 1	Post-Effective Amendment #114 (12/14/12)

b. Amended Bylaws	Post-Effective Amendment #95 (12/18/06)

c. Instruments Defining Rights of Security Holders
1. Voting Rights Policy	Post-Effective Amendment #86 (12/20/04)

d. Investment Advisory Contracts
1. Amended and Restated Investment Advisory Agreement between SSgA Funds Management, Inc., and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)
2. Advisory Fee Waiver and Reimbursement Letter for calendar year ending December 31, 2013	Post-Effective Amendment #114 (12/14/12)
3. Investment Sub-Advisory Agreement with respect to the SSgA Clarion Real Estate Fund	To be filed by amendment
4. Investment Sub-Advisory Agreement with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment
5. SSgA SSARIS Managed Futures Strategy Fund Advisory Fee Waiver and Reimbursement Letter	To be filed by amendment

e. Underwriting Contracts
1 Amended and Restated Distribution Agreement between State Street Global Markets LLC and the SSgA Funds dated April 11, 2012, as amended through May 15, 2012	Post-Effective Amendment #110 (08/02/12)
2. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
3. Shareholder Servicing Agreement by and between SSgA Funds and State Street Capital Markets LLC	Post-Effective Amendment #39 (12/27/96)
4. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, Fiduciary Investor Services	Post-Effective Amendment #39 (12/27/96)
5. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company	Post-Effective Amendment #42 (12/24/97)
6. Shareholder Servicing Agreement by and between SSgA Funds and Citistreet LLC	Post-Effective Amendment #63 (10/1/01)
7. Shareholder Servicing Agreement by and between SSgA Funds and State Street Bank and Trust Company, High Net Worth Services Division	Post-Effective Amendment #63 (10/1/01)
8. Form of Shareholder Servicing and Distribution addenda relating to Select Class	Post-Effective Amendment #93 (11/29/05)

f. Bonus or Profit Sharing Contracts	None

g. Custodian Agreements
1. Amended and Restated Custodian Contract between State Street Bank and Trust Company and the SSgA Funds dated April 11, 2012	Post-Effective Amendment #110 (08/02/12)
2. Fee Schedule dated January 1, 2008	Post-Effective Amendment #99 (12/18/08)
3. Letter Agreement to the Custodian Contract with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

h. Other Material Contracts
1. Administration Agreement with Russell Fund Services Company dated January 1, 2008, as amended	Post-Effective Amendment #110 (08/02/12)
2. Amended and Restated Securities Lending Authorization Agreement with State Street Bank and Trust Company dated September 28, 2010	Post-Effective Amendment #104 (12/15/10)
3. Master-Feeder Participation Agreement – S&P 500 Index Fund	Post-Effective Amendment #66 (12/28/01)
4. Transfer Agent and Service Agreement dated August 1, 2006 with Boston Financial Data Services Inc.	Post-Effective Amendment #95 (12/18/06)
5. Money Market Services Agreement	Post-Effective Amendment #105 (12/14/11)

6.      Plan of Liquidation and Termination relating to the SSgA Directional Core Equity Fund, SSgA Disciplined Equity Fund, SSgA Tax Free Money Market Fund, SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund

Post-Effective Amendment #110 (08/02/12)
7. Reimbursement Agreement	Post-Effective Amendment #114 (12/14/12)
8. Administration Agreement between the SSgA Funds and State Street Bank and Trust Company	To be filed by amendment

i. Legal Opinion

1.      Money Market Fund, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection Fund, Tuckerman Active REIT Funds

Post-Effective Amendment #42 (12/24/97)
2. High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
3. IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
4. Enhanced Small Cap Fund	Post-Effective Amendment #88 (12/29/04)
5. Select Class Shares	Post-Effective Amendment #93 (11/29/05)
6. SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

j. Other Opinions: Consent of Independent Registered Public Accountant	Post-Effective Amendment #114 (12/14/12)

k. Omitted Financial Statements	None

l. Initial Capital Agreements

1.      Money Market Fund, U.S. Government Money Market, S&P 500 Index, Dynamic Small Cap, Bond Market, U.S. Treasury Money Market, Intermediate, Emerging Markets, Prime Money Market, International Stock Selection Fund, Tuckerman Active REIT Funds

Post-Effective Amendment #42 (12/24/97)
2 High Yield Bond Fund	Post-Effective Amendment #45 (4/28/98)
3. IAM SHARES Fund	Post-Effective Amendment #51 (5/28/99)
5. Enhanced Small Cap Fund	Post-Effective Amendment #92 (10/17/05)
6. Select Class Shares	Post-Effective Amendment #93 (11/29/05)
7. SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

m. Rule 12b-1 Plan
1. Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended	Post-Effective Amendment #86 (12/20/04)
2. Plan of Distribution Pursuant to Rule 12b-1 (Select Class Shares)	Post-Effective Amendment #93 (11/29/05)
3. Addendum to Rule 12b-1 Plan with respect to the SSgA SSARIS Managed Futures Strategy Fund	To be filed by amendment

n. Rule 18f-3 Plan
1. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3	Post-Effective Amendment #114 (12/14/12)

o. Power of Attorney	Post-Effective Amendment #114 (12/14/12)

p. Code of Ethics
1. Relating to the Registrant	To be filed by amendment
2. Relating to the Principal Executive and Senior Financial Officers	To be filed by amendment
3. Relating to the Principal Underwriter	Post-Effective Amendment #104 (12/15/10)
4. Relating to the Administrator	To be filed by amendment
5. Relating to the Investment Advisor	To be filed by amendment
6. Relating to the Master Funds	Post-Effective Amendment #86 (12/20/04)

Item 24. Persons Controlled by or Under Common Control with Registrant

None

Item 25. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as “Covered Person”]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise with which such person may be or may have been threatened, while in office or thereafter, or by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, or for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

The Distribution Agreements provide that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties under the Distribution Agreement, the Distributor, its officers, directors and any controlling person (within the meaning of Section 15 of the 1933 Act) (“Distributor”) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading.

Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26. Business and Other Connections of Investment Adviser.

See Registrant’s prospectus section “Fund Management” and the Statement of Additional Information sections “Management of the Fund” and “Investment Advisory and Other Services”.

Item 27. Principal Underwriters

Investment Companies (other than SSgA funds) for which SSGM acts as principal underwriter as of the end of the last fiscal year:

SPDR ETFs

SPDR Global Dow ETF

SPDR S&P 500 Value ETF

SPDR S&P 500 Growth ETF

SPDR S&P 600 Small Cap Value ETF

SPDR S&P 600 Small Cap Growth ETF

SPDR Morgan Stanley Technology ETF

SPDR Dow Jones Total Market ETF

SPDR Dow Jones REIT ETF

SPDR Dow Jones Large Cap ETF

SPDR Dow Jones Mid Cap ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 600 Small Cap ETF

SPDR S&P Bank ETF

SPDR S&P Insurance ETF

SPDR S&P Capital Markets ETF

SPDR S&P Dividend ETF

SPDR S&P Homebuilders ETF

SPDR S&P Biotech ETF

SPDR S&P Semiconductor ETF

SPDR S&P Oil & Gas Equipment & Services ETF

SPDR S&P Oil & Gas Exploration & Production ETF

SPDR S&P Pharmaceuticals ETF

SPDR S&P Retail ETF

SPDR S&P Regional Banking ETF

SPDR S&P Metals & Mining ETF

SPDR Barclays Capital 1-3 Month T-Bill ETF

SPDR Barclays Capital Intermediate Term Treasury ETF

SPDR Barclays Capital Long Term Treasury ETF

SPDR Barclays Capital TIPS ETF

SPDR Barclays Capital Aggregate Bond ETF

SPDR Nuveen Barclays Capital Municipal Bond ETF

SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF

SPDR Nuveen Barclays Capital California Municipal Bond ETF

SPDR Nuveen Barclays Capital New York Municipal Bond ETF

SPDR Nuveen Barclays Capital Build America Bond ETF

SPDR Barclays Capital High Yield Bond ETF

SPDR Barclays Capital International Treasury Bond ETF

SPDR DB International Government Inflation-Protected Bond ETF

SPDR Barclays Capital Short Term International Treasury Bond ETF

SPDR Barclays Capital Mortgage Backed Bond ETF

SPDR Barclays Capital Intermediate Term Corporate Bond ETF

SPDR Barclays Capital Long Term Corporate Bond ETF

SPDR Barclays Capital Convertible Securities ETF

SPDR Barclays Capital International Corporate Bond ETF

SPDR S&P Mortgage Finance ETF

SPDR Wells Fargo Preferred Stock ETF

SPDR Nuveen S&P VRDO Municipal Bond ETF

SPDR Barclays Capital Short Term Corporate Bond ETF

SPDR S&P Health Care Equipment ETF

SPDR S&P Telecom ETF

SPDR S&P Transportation ETF

SPDR Barclays Capital Emerging Markets Local Bond ETF

SPDR Nuveen S&P High Yield Municipal Bond ETF

SPDR Barclays Capital Issuer Scored Corporate Bond ETF

SPDR S&P Aerospace & Defense ETF

SPDR S&P Health Care Services ETF

SPDR S&P Software & Services ETF

SPDR Barclays Capital Investment Grade Floating Rate ETF

SPDR Barclays Capital Short Term Treasury ETF

SPDR Barclays Capital Short Term High Yield Bond ETF

SPDR BofA Merrill Lynch Emerging Markets Corporate Bond ETF

SPDR BofA Merrill Lynch Crossover Corporate Bond ETF

SPDR Stoxx Europe 50 ETF

SPDR Euro Stoxx 50 ETF

SPDR Russell/Nomura PRIME Japan ETF

SPDR Russell/Nomura Small Cap Japan ETF

SPDR Dow Jones International Real Estate ETF

SPDR MSCI ACWI ex-US ETF

SPDR FTSE/Macquarie Global Infrastructure 100 ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P China ETF

SPDR S&P Russia ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR S&P BRIC 40 ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P Global Natural Resources ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR S&P Small Cap Emerging Asia Pacific ETF

SPDR MSCI EM 50 ETF

SPDR MSCI ACWI IMI ETF

State Street Institutional Investment Trust

State Street Institutional Liquid Reserves Fund

State Street Institutional Tax Free Money Market Fund

State Street U.S. Government Money Market Fund

State Street Institutional Treasury Money Market Fund

State Street Institutional Treasury Plus Money Market Fund

State Street Equity 500 Fund

The directors and officers of State Street Global Markets LLC, their principal business address, and positions and offices with the Registrant and State Street Global Markets are set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION WITH REGISTRANT

Nicholas J. Bonn One Lincoln Street Boston, MA 02111	Chief Executive Officer and Director Chief Operations Officer	None

Cliff Lewis One Lincoln Street Boston, MA 02111	Director	None

Vincent Manzi One Lincoln Street Boston, MA 02111	Chief Compliance Officer	None

Chris Jensen One Lincoln Street Boston, MA 02111	FINOP and Treasurer	None

Howard Fairweather 4 Parsons Street Newburyport, MA 01950	Director	None

Stephan Gavell One Lincoln Street Boston, MA 02110	Director	None

Bryan Woodard One Lincoln Street Boston, MA 02111	Director	None

Aditya Mohan One Lincoln Street Boston, MA 02110	Director	None

Mark Snyder One Lincoln Street Boston, MA 02110	Director	None

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation and Redemption and Repurchase	Brokerage Commissions	Other Compensation
SSGM	0	0	0	0

Item 28. Location of Accounts and Records

The Registrant’s Administrator effective January 1, 2013, State Street Bank and Trust Company, 4 Copley Place, Boston, Massachusetts 02116, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the Investment Company Act of 1940. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant’s (i) investment adviser, SSgA Funds Management, Inc., One Lincoln Street, Boston, Massachusetts 02111; or 32nd Floor, Two Exchange Square, 8 Connaught Place, Central Hong Kong, China; or 21 St. James Square, London SW1Y 4SS, England, or (ii) transfer agent, Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (iii) Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110; 1776 Heritage Drive, North Quincy, Massachusetts 02171; and 200 Newport Avenue, Josiah Quincy Building JQ5S, North Quincy, MA 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, the SSgA Funds, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of December, 2012.

SSGA FUNDS, REGISTRANT

/s/ Ellen M. Needham
By Ellen M. Needham President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as indicated on December 20, 2012.

Signature	Title
/s/ William L. Marshall* William L. Marshall	Trustee

/s/ Patrick J. Riley* Patrick J. Riley	Chairman of the Board

/s/ Richard D. Shirk * Richard D. Shirk	Trustee

/s/ Bruce D. Taber * Bruce D. Taber	Trustee

/s/ Mark E. Swanson* Mark E. Swanson	Treasurer and Principal Financial Officer

/s/ Ellen M. Needham*	President and Principal Executive Officer

/s/ Joshua A. Weinberg
*By Joshua A. Weinberg Attorney-in-fact

Executed pursuant to power of attorney filed with Post-Effective Amendment No. 114 to Registration Statement Nos. No. 33-19229; 811-5430